UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  April 3, 2006

                             Kronos Worldwide, Inc.
             (Exact name of Registrant as specified in its charter)

    Delaware                          1-31763                      76-0294959
(State or other                     (Commission                  (IRS Employer
jurisdiction of                     File Number)                 Identification
 incorporation)                                                      No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas                75240-2697
  (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on April 3, 2006, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

Item No.                Exhibit Index
----------    ----------------------------------------
99.1          Press Release dated April 3, 2006 issued by the registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Kronos Worldwide, Inc.
                                         (Registrant)




                                      By:    /s/ Gregory M. Swalwell
                                             ----------------------------
                                             Gregory M. Swalwell
                                             Vice President, Finance and
                                             Chief Financial Officer




Date:  April 3, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated April 3, 2006 issued by the registrant.